Media Contact:
Dana Stelsel
Director, Corporate Communications
(765) 771-5766
dana.stelsel@wabashnational.com

Investor Relations:
Ryan Reed
Director, Corporate Development & Investor Relations
(765) 490-5664
ryan.reed@wabashnational.com

Wabash National Corporation Announces Second Quarter 2021 Results

▪Revenue of $449.4 million on increasing new trailer shipments
▪Operating income of $22.7 million on a GAAP basis or $20.8 million on a non-GAAP adjusted basis
▪Earnings per share of $0.24 on a GAAP basis or $0.21 on a non-GAAP adjusted basis
▪Backlog of $1.3 billion up 77% YoY; outperforms normal sequential seasonality
▪2021 EPS outlook maintained, updated for divestiture impact at $0.72 per diluted share; range of $0.67 to $0.77

LAFAYETTE, Ind. – July 28, 2021 – Wabash National Corporation (NYSE: WNC), the innovation leader of engineered solutions for the transportation, logistics and distribution industries, today reported results for the quarter ended June 30, 2021.
Net sales for the second quarter 2021 of $449.4 million increased 32.5% versus the prior year quarter as the company continued to scale its ability to serve strong customer demand. Consolidated gross profit was $55.6 million, or 12.4% of sales. Operating income was $22.7 million, or 5.0% of sales during the quarter. On a non-GAAP adjusted basis, operating income was $20.8 million. GAAP earnings per share were $0.24, or $0.21, on a non-GAAP adjusted basis.
Total company backlog as of June 30, 2021 was approximately $1.3 billion. Normal seasonal order patterns generally dictate that the backlog declines sequentially in Q2; however, during the second quarter of 2021, the backlog softened less than usual and remained up 77% compared to June of 2020.
“While the manufacturing environment continued to be broadly challenging during the second quarter, Wabash National is successfully navigating the issues created by labor scarcity and material cost increases compounded by exceptionally strong demand in our industry and in the economy as a whole,” explained Brent Yeagy, president and chief executive officer. “Our strong financial results are a testament to our employees' dedication to serve our customers as well as our diligent cost control through the year.”
For the full year ending December 31, 2021, the company maintained its EPS outlook and updated it for the impact of the divestiture of Extract Technology, which closed on June 30, 2021. The midpoint for earnings per diluted share is anticipated to be $0.72 with a range of $0.67 to $0.77.

“We are pleased that new trailer shipments remain on an upward trajectory and that the ramp in trailer production continues to meet our expectations. Freight markets remain very strong and our customers are looking to trailers as a way to address intensified driver shortages and network imbalances. We will continue to manage through short-term commodity headwinds and labor challenges as we work toward maximizing our factory capacity and positioning ourselves to capitalize on continued strong customer demand in 2021 and beyond.”
Business Segment Highlights
The table below is a summary of select segment operating and financial results prior to the elimination of intersegment sales for the second quarter of 2021 and 2020. A complete disclosure of the results by individual segment is included in the tables following this release.

	Commercial Trailer Products		Diversified Products		Final Mile Products
Three Months Ended June 30,	2021	2020	2021	2020	2021	2020
	(dollars in thousands)
New trailers shipped	11,090	8,000	500	400	—	—
Net sales	$296,342	$232,254	$76,578	$63,951	$81,023	$50,832
Gross profit	$38,623	$22,392	$12,151	$10,761	$6,147	$1,963
Gross profit margin	13.0%	9.6%	15.9%	16.8%	7.6%	3.9%
Income (loss) from operations	$32,299	$18,599	$5,824	$2,242	$(3,247)	$(6,569)
Income (loss) from operations margin	10.9%	8.0%	7.6%	3.5%	(4.0)%	(12.9)%
Adjusted income (loss) from operations	$32,299	$18,599	$3,950	$2,242	$(3,247)	$(6,569)
Adjusted income (loss) from operations margin	10.9%	8.0%	5.2%	3.5%	(4.0)%	(12.9)%
Commercial Trailer Products’ net sales for the second quarter were $296.3 million, an increase of 27.6% as compared to the prior year quarter, as operations scaled to meet improved customer demand. Operating income was $32.3 million or 10.9% of sales during the quarter.
Diversified Products’ net sales for the second quarter were $76.6 million, an increase of 19.7% as compared to the prior year quarter, as operations worked to ramp up. Revenue in this business was impacted by the divestiture of the Beall brand of tank trailers on December 31, 2020. Operating income was $5.8 million, or 7.6% of sales during the quarter.
Final Mile Products’ net sales for the second quarter totaled $81.0 million, an increase of 59.4% as compared to the prior year, as operations scaled to be able to satisfy stronger market demand. Operating loss was $3.2 million during the quarter while adjusted segment EBITDA improved to $1.3 million.
Non-GAAP Measures
In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this release contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income (loss), adjusted net income (loss), adjusted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income (loss), and reconciliations to GAAP financial statements should be carefully evaluated.
Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income (loss) is included in the tables following this release.

Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash (used in) provided by operating activities is included in the tables following this release.
Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income (loss) to operating income (loss), the most comparable GAAP financial measure, is included in the tables following this release.
Adjusted net income (loss) and adjusted earnings per diluted (2021) and basic (2020) share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted (2021) and basic (2020) net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance.
Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income (loss) from operations is included in the tables following this release.
Second Quarter 2021 Conference Call
Wabash National will discuss its results during its quarterly investor conference call on Wednesday, July 28, 2021, beginning at 10:00 a.m. EDT. The call and an accompanying slide presentation will be accessible on the "Investors" section of the Company’s website www.wabashnational.com. The conference call will also be accessible by dialing (833) 476-0947, conference ID 3994951. A replay of the call will be available on the site shortly after the conclusion of the presentation.
About Wabash National Corporation
As the innovation leader of engineered solutions for the transportation, logistics and distribution industries, Wabash National Corporation (NYSE: WNC) is Changing How the World Reaches You™. Headquartered in Lafayette, Indiana, the company’s mission is to enable customers to succeed with breakthrough ideas and solutions that help them move everything from first to final mile. Wabash National designs and manufactures a diverse range of products, including: dry freight and refrigerated trailers, platform trailers, liquid tank trailers, dry and refrigerated truck bodies, structural composite panels and products, trailer aerodynamic solutions and specialty food grade equipment. Its innovative products are sold under the following brand names: Wabash National®, Benson®, Brenner® Tank, Bulk Tank International, DuraPlate®, Supreme®, Transcraft®, Walker Engineered Products, and Walker Transport. Learn more at www.wabashnational.com.
Safe Harbor Statement
This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey the Company’s current expectations or forecasts of future events. All statements contained in this press release other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include a continued or prolonged shutdown or reduction of our operations, substantially reduced customer orders or sales volumes and supply disruptions due to the coronavirus (COVID-19) outbreak, the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this press release and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q.
# # #

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - dollars in thousands)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$134,375	$217,677
Accounts receivable, net	121,390	101,301
Inventories, net	252,550	163,750
Prepaid expenses and other	79,669	63,036
Total current assets	587,984	545,764
Property, plant, and equipment, net	207,369	209,676
Goodwill	188,438	199,560
Intangible assets, net	154,048	166,887
Other assets	42,661	39,583
Total assets	$1,180,500	$1,161,470
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$—	$—
Current portion of finance lease obligations	206	348
Accounts payable	171,377	104,425
Other accrued liabilities	110,966	130,980
Total current liabilities	282,549	235,753
Long-term debt	418,900	447,979
Finance lease obligations	—	30
Deferred income taxes	52,517	46,777
Other non-current liabilities	26,554	26,052
Total liabilities	780,520	756,591
Commitments and contingencies
Stockholders’ equity:
Common stock 200,000,000 shares authorized, $0.01 par value, 50,464,034 and 52,536,482 shares outstanding, respectively	758	755
Additional paid-in capital	650,358	644,695
Retained earnings	114,445	107,233
Accumulated other comprehensive income	31,158	7,633
Treasury stock at cost, 25,422,064 and 23,004,607 common shares, respectively	(396,739)	(355,437)
Total stockholders' equity	399,980	404,879
Total liabilities and stockholders’ equity	$1,180,500	$1,161,470

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net sales	$449,422	$339,153	$841,425	$726,227
Cost of sales	393,814	304,832	738,651	655,163
Gross profit	55,608	34,321	102,774	71,064
General and administrative expenses	22,907	19,633	45,774	45,825
Selling expenses	6,065	4,886	12,730	12,884
Amortization of intangible assets	5,799	5,493	11,597	10,988
Impairment and other, net	(1,847)	(1,690)	(1,226)	105,424
Income (loss) from operations	22,684	5,999	33,899	(104,057)
Other income (expense):
Interest expense	(6,034)	(5,882)	(12,184)	(12,154)
Other, net	(413)	285	(427)	405
Other expense, net	(6,447)	(5,597)	(12,611)	(11,749)
Income (loss) before income tax expense (benefit)	16,237	402	21,288	(115,806)
Income tax expense (benefit)	3,985	548	5,819	(9,013)
Net income (loss)	$12,252	$(146)	$15,469	$(106,793)

Net income (loss) per share:
Basic	$0.24	$0.00	$0.30	$(2.01)
Diluted	$0.24	$0.00	$0.29	$(2.01)
Weighted average common shares outstanding (in thousands):
Basic	51,272	52,874	51,697	53,015
Diluted	51,989	52,874	52,472	53,015

Dividends declared per share	$0.08	$0.08	$0.16	$0.16

WABASH NATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - dollars in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities
Net income (loss)	$15,469	$(106,793)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities
Depreciation	12,881	11,657
Amortization of intangibles	11,597	10,988
Net gain on sale of property, plant and equipment and business divestiture	(2,043)	(1,690)
Loss on debt extinguishment	452	—
Deferred income taxes	(1,799)	(2,648)
Stock-based compensation	4,216	416
Impairment	817	107,114
Non-cash interest expense	591	535
Accounts receivable	(25,758)	48,785
Inventories	(89,733)	(14,154)
Prepaid expenses and other	2,500	(8,195)
Accounts payable and accrued liabilities	56,074	(22,126)
Other, net	1,650	(1,235)
Net cash (used in) provided by operating activities	$(13,086)	$22,654
Cash flows from investing activities
Capital expenditures	(11,063)	(10,921)
Proceeds from the sale of assets and business divestiture	20,978	2,725
Net cash provided by (used in) investing activities	$9,915	$(8,196)
Cash flows from financing activities
Proceeds from exercise of stock options	1,450	—
Dividends paid	(8,437)	(8,742)
Borrowings under revolving credit facilities	232	45,449
Payments under revolving credit facilities	(232)	(45,449)
Principal payments under finance lease obligations	(172)	(162)
Principal payments under term loan credit facility	(30,000)	—
Debt issuance costs paid	—	(12)
Stock repurchases	(41,302)	(10,065)
Net cash used in financing activities	$(78,461)	$(18,981)
Cash and cash equivalents:
Net decrease in cash, cash equivalents, and restricted cash	$(81,632)	$(4,523)
Cash, cash equivalents, and restricted cash at beginning of period	217,677	140,516
Cash, cash equivalents, and restricted cash at end of period	$136,045	$135,993

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

Three Months Ended June 30,	Commercial Trailer Products	Diversified Products	Final Mile Products	Corporate and Eliminations	Consolidated
2021
New trailers shipped	11,090	500	—	—	11,590
Used trailers shipped	—	15	—	—	15

New Trailers	$287,741	$34,090	$—	$—	$321,831
Used Trailers	19	359	—	—	378
Components, parts and service	5,529	27,544	3,965	(4,282)	32,756
Equipment and other	3,053	14,585	77,058	(239)	94,457
Total net external sales	$296,342	$76,578	$81,023	$(4,521)	$449,422
Gross profit	$38,623	$12,151	$6,147	$(1,313)	$55,608
Income (loss) from operations	$32,299	$5,824	$(3,247)	$(12,192)	$22,684
Adjusted income (loss) from operations[1]	$32,299	$3,950	$(3,247)	$(12,192)	$20,810

2020
New trailers shipped	8,000	400	—	—	8,400
Used trailers shipped	185	35	—	—	220

New Trailers	$218,753	$28,176	$—	$—	$246,929
Used Trailers	2,273	1,323	—	—	3,596
Components, parts and service	9,571	22,166	2,453	(7,884)	26,306
Equipment and other	1,657	12,286	48,379	—	62,322
Total net external sales	$232,254	$63,951	$50,832	$(7,884)	$339,153
Gross profit	$22,392	$10,761	$1,963	$(795)	$34,321
Income (loss) from operations	$18,599	$2,242	$(6,569)	$(8,273)	$5,999
Adjusted income (loss) from operations[1]	$18,599	$2,242	$(6,569)	$(8,273)	$5,999

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENTS AND RELATED INFORMATION
(Unaudited - dollars in thousands)

Six Months Ended June 30,	Commercial Trailer Products	Diversified Products	Final Mile Products	Corporate and Eliminations	Consolidated
2021
New trailers shipped	20,340	920	—	—	21,260
Used trailers shipped	15	40	—	—	55

New Trailers	$526,406	$64,356	$—	$—	$590,762
Used Trailers	184	1,206	—	—	1,390
Components, parts and service	11,470	57,510	7,688	(10,125)	66,543
Equipment and other	5,991	27,514	150,400	(1,175)	182,730
Total net external sales	$544,051	$150,586	$158,088	$(11,300)	$841,425
Gross profit	$65,858	$27,254	$12,603	$(2,941)	$102,774
Income (loss) from operations	$53,164	$11,913	$(7,194)	$(23,984)	$33,899
Adjusted income (loss) from operations[1]	$53,164	$10,039	$(7,194)	$(23,984)	$32,025

2020
New trailers shipped	16,525	1,050	—	—	17,575
Used trailers shipped	220	70	—	—	290

New Trailers	$456,654	$71,488	$—	$—	$528,142
Used Trailers	2,591	2,533	—	—	5,124
Components, parts and service	18,843	48,248	6,175	(14,984)	58,282
Equipment and other	5,141	24,640	104,927	(29)	134,679
Total net external sales	$483,229	$146,909	$111,102	$(15,013)	$726,227
Gross profit	$46,235	$25,902	$1,719	$(2,792)	$71,064
Income (loss) from operations	$34,470	$(3,828)	$(114,610)	$(20,089)	$(104,057)
Adjusted income (loss) from operations[1]	$34,847	$7,143	$(18,844)	$(20,089)	$3,057

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
SEGMENT AND COMPANY FINANCIAL INFORMATION
(Unaudited - dollars in thousands)

Adjusted Operating Income (Loss)[1]	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Commercial Trailer Products
Income from operations	$32,299	$18,599	$53,164	$34,470
Adjustments:
Impairment	—	—	—	377
Adjusted operating income	$32,299	$18,599	$53,164	$34,847

Diversified Products
Income (loss) from operations	5,824	2,242	11,913	(3,828)
Adjustments:
Impairment	—	—	—	10,971
Gain on divestiture of Extract Technology	(1,874)	—	(1,874)	—
Adjusted operating income	3,950	2,242	10,039	7,143

Final Mile Products
Loss from operations	(3,247)	(6,569)	(7,194)	(114,610)
Adjustments:
Impairment	—	—	—	95,766
Adjusted operating loss	(3,247)	(6,569)	(7,194)	(18,844)

Corporate
Loss from operations	(12,192)	(8,273)	(23,984)	(20,089)

Consolidated
Income (loss) from operations	$22,684	$5,999	$33,899	$(104,057)
Adjustments:
Impairment	—	—	—	107,114
Gain on divestiture of Extract Technology	(1,874)	—	(1,874)	—
Adjusted operating income	$20,810	$5,999	$32,025	$3,057

1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods.

WABASH NATIONAL CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO
NON-GAAP FINANCIAL MEASURES
(Unaudited - dollars in thousands, except per share amounts)

Operating EBITDA[1]:	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss)	$12,252	$(146)	$15,469	$(106,793)
Income tax expense (benefit)	3,985	548	5,819	(9,013)
Interest expense	6,034	5,882	12,184	12,154
Depreciation and amortization	12,248	11,526	24,478	22,645
Stock-based compensation	2,184	1,333	4,216	416
Impairment and other, net	(1,847)	(1,690)	(1,226)	105,424
Other, net	413	(285)	427	(405)
Operating EBITDA	$35,269	$17,168	$61,367	$24,428

Adjusted Net Income (Loss)[2]:	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss)	$12,252	$(146)	$15,469	$(106,793)
Adjustments:
Loss on debt extinguishment	452	—	452	—
Impairment	—	—	—	107,114
Gain on divestiture of Extract Technology	(1,874)	—	(1,874)	—
Tax effect of aforementioned items	327	—	327	(2,786)
Adjusted net income (loss)	$11,157	$(146)	$14,374	$(2,465)

Adjusted Diluted (2021) and Basic (2020) Earnings Per Share[2]:	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Diluted (2021) and basic (2020) earnings per share	$0.24	$0.00	$0.29	$(2.01)
Adjustments:
Loss on debt extinguishment	0.01	—	0.01	—
Impairment	—	—	—	2.01
Gain on divestiture of Extract Technology	(0.04)	—	(0.04)	—
Tax effect of aforementioned items	—	—	0.01	(0.05)
Adjusted diluted (2021) and basic (2020) earnings per share	$0.21	$0.00	$0.27	$(0.05)

Weighted average diluted (2021) and basic (2020) shares outstanding (in thousands)	51,989	52,874	52,472	53,015

1 Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income (loss) and net income (loss), is beneficial to an investor’s understanding of the Company’s operating performance.
2 Adjusted net income (loss) and adjusted earnings per diluted (2021) and basic (2020) share reflect adjustments for the impact of sales and divestitures, debt transactions, and non-cash impairment, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income (loss) and diluted (2021) and basic (2020) net income (loss) per share, is beneficial to an investor’s understanding of the Company’s performance.

WABASH NATIONAL CORPORATION
RECONCILIATION OF FREE CASH FLOW1
(Unaudited - dollars in thousands)

	Six Months Ended June 30,
	2021	2020
Net cash (used in) provided by operating activities	$(13,086)	$22,654
Capital expenditures	(11,063)	(10,921)
Free cash flow[1]	$(24,149)	$11,733

1 Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance.

WABASH NATIONAL CORPORATION
RECONCILIATION OF ADJUSTED SEGMENT EBITDA1
AND ADJUSTED SEGMENT EBITDA MARGIN1
(Unaudited - dollars in thousands)

	Commercial Trailer Products		Diversified Products		Final Mile Products
Three Months Ended June 30, 2021	2021	2020	2021	2020	2021	2020
Income (loss) from operations	$32,299	$18,599	$5,824	$2,242	$(3,247)	$(6,569)
Depreciation and amortization	3,211	2,946	3,961	4,613	4,577	3,577
Impairment and other, net	(4)	(1,767)	(1,841)	—	1	80
Adjusted segment EBITDA	$35,506	$19,778	$7,944	$6,855	$1,331	$(2,912)

Adjusted segment EBITDA margin	12.0%	8.5%	10.4%	10.7%	1.6%	(5.7)%

	Commercial Trailer Products		Diversified Products		Final Mile Products
Six Months Ended June 30, 2021	2021	2020	2021	2020	2021	2020
Income (loss) from operations	$53,164	$34,470	$11,913	$(3,828)	$(7,194)	$(114,610)
Depreciation and amortization	6,248	5,679	8,061	9,114	9,141	7,132
Impairment and other, net	181	(1,394)	(1,413)	10,971	6	95,847
Adjusted segment EBITDA	$59,593	$38,755	$18,561	$16,257	$1,953	$(11,631)

Adjusted segment EBITDA margin	11.0%	8.0%	12.3%	11.1%	1.2%	(10.5)%

1 Adjusted segment EBITDA, a non-GAAP financial measure, is calculated by adding back segment depreciation and amortization expense to segment operating income (loss), and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA margin is calculated by dividing Adjusted segment EBITDA by segment total net sales.